EXHIBIT 10.17(2)

                         SECOND AMENDMENT AND AGREEMENT

      THIS SECOND AMENDMENT AND AGREEMENT is made as of the 25th day of September, 2000, by and among FLEET PRECIOUS METALS INC., a Rhode Island corporation with its offices at 111 Westminster Street, Providence, RI 02903 ("Consignor"); TECHNITROL, INC., a Pennsylvania corporation with offices at 1210 Northbrook Drive, Suite 385, Trevose, PA 19053 ("Technitrol"); and AMI DODUCO, INC., a Pennsylvania corporation formerly known as Advanced Metallurgy, Incorporated, with its principal office at Murray Corporate Park, 1003 Corporate Drive, Export, PA 15632 ("AMI" and together with Technitrol, "Customer").

                                   WITNESSETH:

      WHEREAS, Consignor and Customer are parties to a certain Consignment Agreement dated December 18, 1997, as amended as of June 23, 1998 (the "Consignment Agreement"), pursuant to which Consignor has agreed to consign certain precious metals to Customer upon the terms and conditions specified therein; and

      WHEREAS, the parties desire to amend certain provisions of the Consignment Agreement in order to clarify the intent of the parties with respect to such provisions.

      NOW THEREFORE, for value received and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. The fifth sentence of Paragraph 1 of the Consignment Agreement is amended hereby in its entirety to read as follows:

            At no time shall the value of consigned commodities exceed (i) $30,000,000; (ii) such limit as the parties may agree upon; or (iii) such limit as Consignor may approve in its sole discretion ("Consignment Limit").

      2. Paragraph 3(a) of the Consignment Agreement is amended hereby to add the following to the end of such paragraph:

            Notwithstanding the foregoing, Customer shall not pay any Consignment Fees on any fine troy ounces of silver on consignment to Customer contained within a segregated storage facility acceptable to Consignor in its sole discretion and located at Customer's premises at Murray Corporate Park, 1003 Corporate Drive, Export, Pennsylvania (the "Segregated Storage Facility"); provided, however, that the number of fine troy ounces of silver on consignment from consignor contained within the Segregated Storage Facility shall not exceed Six Hundred Thousand (600,000) fine troy ounces of silver at any one time outstanding. All commodities consigned by

                                                                EXHIBIT 10.17(2)

            Consignor to Customer other than the commodities contained within the Segregated Storage Facility shall be and shall remain subject to Consignment Fees. All commodities contained within the Segregated Storage Facility shall be kept separate and apart from all of the commodities owned by Customer or used by Customer.

      3. Paragraph 3(c) of the Consignment Agreement is amended hereby to add the following at the end of such paragraph:

            The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. All payments made under this Agreement shall be in lawful money of the United States in immediately available funds. Whenever the term "business day" is used herein, such term shall be subject to the "Modified Following Business Day Convention," the convention for adjusting any relevant date if it would otherwise fall on a day that is not a business day to the first following day that is a business day.

      4. Except as amended hereby, the Consignment Agreement and all agreements, instruments and documents executed in connection therewith, shall remain in full force and effect and are in all respects hereby ratified and affirmed.

      5. Customer, by its signature below, acknowledges and confirms that there are no defenses, claims or setoffs available to Customer which would operate to limit its obligations under the Consignment Agreement or any other agreement, instrument or document executed by Customer in connection therewith.

                                                                EXHIBIT 10.17(2)

      IN WITNESS WHEREOF, the undersigned parties have caused this Second Amendment and Agreement to be executed by their duly authorized officers as of the date first above written.

WITNESS:                              TECHNITROL, INC.


/s/ Ann Marie Janus                   By: /s/ Albert Thorp, III
----------------------------             -------------------------------------
                                      Name:    Albert Thorp, III
                                           -----------------------------------
                                      Title:  Vice President - Finance and
                                            ----------------------------------
                                      Chief Financial Officer
                                      ----------------------------------------


WITNESS:                              AMI DODUCO, INC.


/s/ Ann Marie Janus                   By: /s/ Albert Thorp, III
----------------------------             -------------------------------------
                                      Name:     Albert Thorp, III
                                           -----------------------------------
                                      Title:   Treasurer/Assistant Secretary
                                            ----------------------------------


WITNESS:                              FLEET PRECIOUS METALS INC.


/s/ Norine Laferriul
----------------------------          By: /s/ Frederick W. Reinhardt III
                                         -------------------------------------
                                          Frederick W. Reinhardt III
                                          Sr.  Vice President


/s/ Norine Laferriul
---------------------------

                                       /s/     Paul H. Boghosian
                                      ----------------------------------------
                                      Name:    Paul H. Boghosian
                                           -----------------------------------
                                      Title:            VP
                                            --------------------